UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022

COFFEE HOLDING CO., INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32491	11-2238111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3475 Victory Boulevard, Staten Island, New York	10314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 832-0800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	JVA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on February 18, 2022 (the “Original Report”) by Coffee Holding Co. (the “Company”), concerning the Company’s decision to engage Marcum LLP (“Marcum”) as its independent registered public accounting firm following the dismissal of EisnerAmper LLP (“Eisner”) as the Company’s independent registered public accounting firm and updates Item 4.01. Except as specifically described above, no other substantive changes have been made to the disclosure set forth in the Original Report.

Item 4.01. Change in Registrant’s Certifying Accountants.

On February 14, 2022, the Audit Committee of the Board of Directors of Coffee Holding Co., Inc. (the “Company”) approved the dismissal of EisnerAmper LLP (“Eisner”), as the Company’s independent registered public accounting firm, effective immediately, and the engagement of Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm as of and for the year ended October 31, 2022. As described below, the change in independent registered public accounting firm is not the result of any disagreement with Eisner.

Eisner’s audit report on the financial statements for the year ended October 31, 2021 did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.

During the fiscal year ended October 31, 2021 (the only fiscal year Eisner served as the Company’s independent registered public accounting firm), and the subsequent interim period through January 31, 2022, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Eisner on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Eisner’s satisfaction, would have caused Eisner to make reference thereto in its report; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that Eisner concurred with the Company’s assessment of material weaknesses related to the Company’s internal controls over financial reporting.

In its Management’s Report on Internal Control Over Financial Reporting, as set forth in Item 4 “Controls and Procedures” of the Company’s Quarterly Reports on Form 10-Q for the quarters ended January 31, 2021, April 30, 2021, and July 31, 2021, and Item 9A “Controls and Procedures” of the Company’s Annual Report on Form 10-K for the year ended October 31, 2021, the Company reported material weaknesses in its internal controls over financial reporting, which constitute reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Audit Committee discussed the subject matter of the reportable events with Eisner. Subsequently, the Audit Committee and management developed a remediation plan, detailed in its Management’s Report on Internal Control Over Financial Reporting as set forth in Item 9 “Controls and Procedures” of the Company’s Annual Report on Form 10-K for the year ended October 31, 2021. Notwithstanding these material weaknesses in internal control over financial reporting, the Company has concluded that, based on its knowledge, the consolidated financial statements, and other financial information included in its Annual Reports on Form 10-K for the fiscal years ended October 31, 2021 and 2020 present fairly, in all material respects the Company’s financial condition, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States. The Company has authorized Eisner to respond fully to Marcum’s inquiries concerning the subject matter of such reportable events.

Marcum LLP audited the Company’s financial statements for the year ended October 31, 2020 and conducted a review of the Company’s financial statements for the quarter ended January 31, 2021. Marcum was dismissed by the Company as its independent registered public accounting firm on March 24, 2021. Other than the period of time in which Marcum was acting in its capacity as the Company’s independent registered public accounting firm and the period from March 24, 2021 through the date of its reappointment on February 28, 2022, neither the Company nor anyone on its behalf consulted with Marcum regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Eisner with a copy of the disclosures in this Form 8-K and requested that Eisner furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”), stating whether it agrees with the statements made herein and if not, stating in what respects it does not agree. A copy of this letter, dated February 17, 2022, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from EisnerAmper LLP to the U.S. Securities and Exchange Commission, dated February 17, 2022 (previously filed as Exhibit 16.1 to the Form 8-K filed by the Company on February 18, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COFFEE HOLDING CO., INC.

Dated: March 4, 2022	By:	/s/ Andrew Gordon
	Name:	Andrew Gordon
	Title:	President and Chief Executive Officer